Exhibit 32

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pegasystems Inc. (the Company) on Form 10-K/A for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), Alan Trefler, Chairman and Chief Executive Officer of Pegasystems Inc., and Craig Dynes, Chief Financial Officer and Senior Vice President of Pegasystems Inc., each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALAN TREFLER
Chairman and Chief Executive Officer (principal executive officer)

Dated: April 29, 2011

/s/ CRAIG DYNES
Senior Vice President, Chief Financial Officer (principal financial officer)

Dated: April 29, 2011